Exhibit 99.1

Critical Therapeutics Receives Notice of Additional Deficiency from NASDAQ

LEXINGTON, Mass.--(BUSINESS WIRE)--Critical Therapeutics, Inc. (NASDAQ: CRTX) announced today that on August 13, 2008 it received a letter from the NASDAQ Stock Market’s Listing Qualification Department notifying the Company that, based on its stockholders’ equity of $1.2 million, as reported in the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2008, and a market value of its common stock as of August 12, 2008 of $13.0 million, the Company does not comply with NASDAQ Marketplace Rule 4310(c)(3), which requires the Company to have, for continued listing on The NASDAQ Capital Market, a minimum of $2.5 million in stockholders’ equity or market value of listed securities of $35.0 million or $500,000 of net income from continuing operations for the most recently completed fiscal year or for two of the three most recently completed fiscal years. As a result, the Listing Qualifications Staff is reviewing the Company’s eligibility for continued listing on The NASDAQ Capital Market.

To facilitate the review, the Company expects to provide to the Listing Qualifications Staff on or before September 4, 2008, a definitive plan, based on completing the proposed merger with Cornerstone BioPharma Holdings, Inc. (Cornerstone), to achieve and sustain compliance with all NASDAQ Capital Market listing requirements. If, after the conclusion of its review process, the Listing Qualifications Staff determines that Critical Therapeutics’ plan does not adequately address the deficiencies noted, the Staff will provide written notice to Critical Therapeutics that its common stock will be delisted from The NASDAQ Capital Market. In such event, Critical Therapeutics may appeal the Staff’s decision to a NASDAQ Listing Qualifications Panel.

About Critical Therapeutics, Inc.

Critical Therapeutics, Inc. is developing and commercializing innovative products for respiratory and inflammatory diseases. Critical Therapeutics owns worldwide rights to two FDA-approved drugs: ZYFLO CR® (zileuton) extended-release tablets and ZYFLO® (zileuton tablets). Critical Therapeutics is developing products for acute asthma attacks that lead patients to the emergency room and other urgent care settings. Critical Therapeutics also is developing therapies directed toward the body’s inflammatory response. Critical Therapeutics is located in Lexington, Mass. For more information, please visit www.crtx.com.

Important Additional Information

In connection with the proposed transaction with Cornerstone, Critical Therapeutics has filed with the SEC a Registration Statement on Form S-4 that includes a preliminary Proxy Statement/Prospectus and plans to file with the SEC and mail to its stockholders a definitive Proxy Statement/Prospectus. The Registration Statement and the preliminary Proxy Statement/Prospectus contain, and the definitive Proxy Statement/Prospectus when it becomes available will contain, important information about Critical Therapeutics, Cornerstone, the transaction and related matters. Investors and security holders are urged to read carefully the Registration Statement and the preliminary Proxy Statement/Prospectus and, when it becomes available, the definitive Proxy Statement/Prospectus. Investors and security holders may obtain free copies of the Registration Statement and the preliminary Proxy Statement/Prospectus and other documents filed with the SEC by Critical Therapeutics, including the definitive Proxy Statement/Prospectus when it becomes available, through the web site maintained by the SEC at www.sec.gov.

In addition, investors and security holders will be able to obtain free copies of the Registration Statement, after it is declared effective, and the definitive Proxy Statement/Prospectus, when it becomes available, from Critical Therapeutics by contacting Critical Therapeutics, Inc., Attn: Chief Financial Officer, 60 Westview Street, Lexington, MA 02421.

Critical Therapeutics, and its directors and executive officers, may be deemed to be participants in the solicitation of proxies in respect of the transactions contemplated by the merger agreement. Information regarding Critical Therapeutics’ directors and executive officers is contained in Critical Therapeutics’ Annual Report on Form 10-K for the year ended December 31, 2007, as amended, its Proxy Statement dated April 25, 2008 with respect to Critical Therapeutics’ 2008 Annual Meeting of Stockholders, its Current Reports on Form 8-K dated April 24, 2008 and July 16, 2008 and the preliminary Proxy Statement/Prospectus with respect to the proposed transaction with Cornerstone, each of which are filed with the SEC. Additional information regarding the interests of these and other persons who may be deemed to be participants in the proposed transaction may be obtained by reading the Registration Statement, after it is declared effective, and the definitive Proxy Statement/Prospectus, when it becomes available. As of June 30, 2008, Critical Therapeutics’ directors and executive officers beneficially owned approximately 10,406,191 shares, or 23 percent, of Critical Therapeutics’ common stock.

Forward-Looking Statements

Any statements in this press release about future expectations, plans and prospects for Critical Therapeutics, Inc. (“Critical Therapeutics” or “the Company”), including, without limitation, statements regarding Critical Therapeutics’ proposed plan to achieve and sustain compliance with NASDAQ Capital Market listing requirements; the proposed transaction between the Company and Cornerstone; future financial and operating results; benefits and synergies of the transaction with Cornerstone; future opportunities for the combined company; strategy, future operations, financial position, future revenues, and projected costs; prospects, plans and objectives of management; and all other statements that are not purely historical in nature, constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Without limiting the foregoing, the words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “target,” “may,” “plan,” “project,” “could,” “should,” “will,” “would” and similar expressions are intended to identify forward-looking statements. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including risks and uncertainties relating to: the ability to consummate the proposed transaction with Cornerstone; the ability to successfully integrate operations and employees with Cornerstone; the ability to realize anticipated synergies and cost savings of the transaction with Cornerstone; the continued listing of Critical Therapeutics’ common stock on NASDAQ, including the Company’s ability to achieve and sustain compliance with all NASDAQ listing requirements; the ability to successfully market and sell ZYFLO CR, including the success of Critical Therapeutics’ co-promotion arrangement with DEY; the ability to transition the Company’s management team effectively; the ability to develop and maintain the necessary sales, marketing, distribution and manufacturing capabilities to commercialize ZYFLO CR; patient, physician and third-party payor acceptance of ZYFLO CR and ZYFLO as safe and effective therapeutic products; adverse side effects experienced by patients taking ZYFLO CR or ZYFLO; Critical Therapeutics’ heavy dependence on the commercial success of ZYFLO CR; the ability to maintain regulatory approvals to market and sell ZYFLO CR; the ability to successfully enter into additional strategic co-promotion, collaboration or licensing transactions on favorable terms, if at all; the results of preclinical studies and clinical trials with respect to products under development and whether such results will be indicative of results obtained in later clinical trials; the ability to obtain the substantial additional funding required to conduct development and commercialization activities; the Company’s dependence on its strategic collaboration with MedImmune; and the Company’s ability to obtain, maintain and enforce patent and other intellectual property protection for ZYFLO CR, its discoveries and its drug candidates. These and other risks are described in greater detail in the “Risk Factors” sections of the Registration Statement on Form S-4 that Critical Therapeutics filed with respect to the proposed transaction with Cornerstone and its Quarterly Report on Form 10-Q and other filings that Critical Therapeutics makes with the SEC. If one or more of these factors materialize, or if any underlying assumptions prove incorrect, actual results, performance or achievements may vary materially from any future results, performance or achievements expressed or implied by these forward-looking statements.

In addition, the statements in this press release reflect Critical Therapeutics’ expectations and beliefs only as of the date of this release. Critical Therapeutics anticipates that subsequent events and developments will cause its expectations and beliefs to change. However, while Critical Therapeutics may elect to update these forward-looking statements publicly at some point in the future, the Company specifically disclaims any obligation to do so, except as required by law, whether as a result of new information, future events or otherwise. In general, Critical Therapeutics’ forward-looking statements do not reflect the potential impact of any future acquisitions, mergers, dispositions, business development transactions, joint ventures or investments, except that in particular circumstances as specifically indicated the Company may address the potential impact of the proposed transaction with Cornerstone. These forward-looking statements should not be relied upon as representing the views of Critical Therapeutics as of any date subsequent to the date of this release.

ZYFLO CR® and ZYFLO® are registered trademarks of Critical Therapeutics, Inc.

CONTACT:
Critical Therapeutics, Inc.
Linda S. Lennox, 781-402-5708
Vice President, Investor & Media Relations
llennox@crtx.com